SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 21, 2006

BRADLEY PHARMACEUTICALS, INC.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	0-31680 (Commission File Number)	22-2581418 (IRS Employer Identification No.)

383 Route 46 West, Fairfield, New Jersey (Address of principal executive offices)	07004 (Zip Code)

Registrant’s telephone number, including area code: (973) 882-1505

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

        On June 21, 2006, the Board of Directors of Bradley Pharmaceuticals, Inc. met to consider a letter received from counsel to Costa Brava Partnership III L.P. (“Costa Brava”), which letter is filed as Exhibit 99.1 to this Current Report (the “Costa Brava Letter”). While the Board disagrees with the assertions set forth in the Costa Brava Letter, in an effort to avoid the cost and burden of litigation associated with the matters addressed in the Costa Brava Letter, the Board has resolved to reschedule its Annual Meeting, originally scheduled to occur on July 18, 2006.

        Shareholders who wish to submit proposals to be considered at the rescheduled 2006 Annual Meeting or to nominate directors must submit their proposals to Bradley at its offices located at 383 Route 46 West, Fairfield, New Jersey on or before July 24, 2006.

        The Board of Directors has also resolved to reduce the number of directors constituting the Board of Directors from nine to eight members, effective as of the date of the rescheduled Annual Meeting. At the rescheduled Annual Meeting, the holders of common stock voting separately as a class will be entitled to elect three directors and the holders of Class B common stock voting separately as a class will be entitled to elect five directors, consistent with Bradley’s Certificate of Incorporation and By-Laws.

        On June 22, 2006, counsel for Bradley received a copy of a Complaint filed by Costa Brava against Bradley in the United States District Court for the District of Massachusetts. The Complaint seeks the relief described and requested in the Costa Brava Letter. Bradley believes the Complaint is moot in light of the Board resolutions described above.

Item 9.01. Financial Statements and Exhibits.

        The following exhibits are filed pursuant to Item 601 of Regulation S-K:

No.	Description

99.1	Letter dated June 15, 2006 to Daniel Glassman from Harvey J. Wolkoff of Ropes & Gray LLP, counsel to Costa Brava Partnership III L.P. (incorporated by reference to Exhibit 99.1 to Amendment 1 to Schedule 13D jointly filed by Costa Brava Partnership III L.P., Roark, Rearden & Hamot, LLC and Seth W. Hamot on June 20, 2006).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRADLEY PHARMACEUTICALS, INC.

By:	/s/ R. Brent Lenczycki
R. Brent Lenczycki, CPA Chief Financial Officer and Vice President

Dated: June 22, 2006

EXHIBIT LIST

No.	Description

99.1	Letter dated June 15, 2006 to Daniel Glassman from Harvey J. Wolkoff of Ropes & Gray LLP, counsel to Costa Brava Partnership III L.P. (incorporated by reference to Exhibit 99.1 to Amendment 1 to Schedule 13D jointly filed by Costa Brava Partnership III L.P., Roark, Rearden & Hamot, LLC and Seth W. Hamot on June 20, 2006).